EXECUTION VERSION
NOTE CONVERSION AGREEMENT

This NOTE CONVERSION AGREEMENT (this “Agreement”) is made as of November 8, 2019, by and among Sorrento Therapeutics, Inc., a Delaware corporation (the “Company”), and the holders of convertible notes issued by the Company as is set forth on Exhibit A hereto (each, a “Noteholder” and collectively, the “Noteholders”). Capitalized terms in this Agreement but not defined herein shall have the meanings given to such terms in the Original Notes (as defined below).
RECITALS

WHEREAS, each of the Noteholders is the owner of the Convertible Note, dated June 13, 2018 (each, an “Original Note” and, collectively, the “Original Notes”), issued by the Company pursuant to that certain Securities Purchase Agreement, dated March 26, 2018 by and among the Company and the Noteholders (as may be amended or restated from time to time, the “Securities Purchase Agreement”), set forth opposite such Noteholder’s name on EXHIBIT A hereto;

WHEREAS, the Company believes it is in the best interests of the Company to decrease the conversion price of the Original Notes to $1.70 per share of Common Stock (as amended, the “Amended Notes”), contingent upon, each Noteholder converting its Amended Note into common stock of the Company on the date of the Closing (as defined below);

WHEREAS, each of the Noteholders has agreed to convert the full outstanding Principal Amount, plus all accrued but unpaid interest thereon, of its respective Amended Note in accordance with the terms and conditions set forth in this Agreement; and

WHEREAS, Section 7 of each of the Original Notes provides that any provision of an Original Note may be amended, waived or modified upon the mutual written consent of the Company and the applicable Noteholder.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Original Notes. On the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties and agreements contained herein, the Company hereby agrees that, effective as of the Closing (as defined below), each of the Original Notes shall be amended as follows:

(a) Section 1(f) of the each of the Original Notes shall be amended and restated in its entirety to read as follows:

““Conversion Price” means $1.70, subject to adjustment as set forth in Section 6.”

(b) The first sentence of Section 2 of the each of the Original Notes shall be amended and restated in its entirety to read as follows:

“Upon the conversion of any portion of the Principal Amount in accordance with Section  6, all accrued but unpaid interest on such portion of the Principal Amount being converted shall also be converted into Conversion Shares as set forth in Section 6.”

(c) The first sentence of Section 6(a) of the each of the Original Notes shall be amended and restated in its entirety to read as follows:

“Subject to the limitations set forth in Section 6(f), the Purchaser may, at the Purchaser’s option, at any time while any Principal Amount remains outstanding, and so long as the Conversion Amount (as defined below) is equal to or greater than the lesser of: (i) $4,000,000, and (ii) the then-outstanding Principal Amount; convert the then-outstanding Principal Amount or any portion thereof, plus any accrued but unpaid interest thereon (the “Conversion Amount”), into the number of fully paid and non-assessable shares of Common Stock (the “Conversion Shares”) determined by dividing the Conversion Amount by the Conversion Price then in effect.”

(d) Exhibit A of the each of the Original Notes shall be amended and restated in its entirety to read as set forth on SCHEDULE 1 hereto.

2.  Conversion of the Amended Notes.

(a) On the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties and agreements contained herein, each Noteholder hereby agrees that, in consideration for the Company agreeing to amend such Noteholder’s Original Note, such Noteholder shall, on the date hereof, convert the full Principal Amount, plus all accrued but unpaid interest, under such Noteholder’s Amended Note into common stock of the Company by (i) delivering to the Company a duly executed conversion notice for such Noteholder’s Amended Note, in the form attached hereto as SCHEDULE 1; and (ii) delivering to the Company the Original Note for cancellation.

(b) Within two business days following the Company’s receipt of the items specified in the last sentence of Section 2(a) with respect to a Noteholder, the Company shall issue and deliver to such Noteholder a certificate or certificate(s) representing the shares of the Company’s common stock issuable upon conversion of the Amended Note (the “Note Shares”), and will promptly thereafter deliver to such Noteholder a check representing the payment of cash in lieu of fractional shares in the amount set forth opposite such Noteholder’s name on EXHIBIT A hereto under the heading “Cash in Lieu”. The number of Note Shares set forth opposite such Noteholder’s name on EXHIBIT A hereto under the heading “Restricted Shares” (such Note Shares, the “Restricted Note Shares”) shall bear the legend required by Section 10(a) of the Securities Act of 1933, as amended (the “Securities Act”).

3. Closing. The closing of each of: (a) the effectiveness of the amendments to the Original Notes as contemplated in Section 1, and (b) the conversion of the Original Notes by the Noteholders as contemplated in Section 2 (the “Closing”), shall be deemed to occur simultaneously and take place at 9:00 A.M. on the date hereof, at the offices of Paul Hastings LLP, 1117 S. California Avenue, Palo Alto, California 94304, or at such other time or place as the parties hereto may mutually agree, upon the physical or electronic exchange among the parties and their counsel of all documents and deliverables required under this Agreement. From and after the Closing, the Amended Notes shall solely represent the right to receive the Note Shares hereunder, no amounts shall remain outstanding under the Amended Notes and the Amended Notes shall be cancelled and otherwise be of no further force or effect.

4. Representations and Warranties of the Noteholders. Each Noteholder hereby represents and warrants, severally and not jointly, to the Company as follows:

(a) This Agreement has been duly and validly authorized, executed and delivered by such Noteholder and constitutes the legal, valid and binding agreement of such Noteholder, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally or general principles of equity; such Noteholder has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b) Such Noteholder has good and valid title to the Original Note set forth opposite such Noteholder’s name on EXHIBIT A hereto and owns and holds the entire right, title and interest in and to the Original Note, free and clear of any liens, claims or encumbrances (other than those arising as a result of this Agreement) and such Original Note is not subject to any contract, agreement, arrangement, commitment or understanding restricting or otherwise relating to the disposition of such Original Note.

(c) Such Noteholder understands that such Noteholder’s Amended Note and Note Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Noteholder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Noteholder set forth herein in order to determine the availability of such exemptions and the eligibility of such Noteholder to complete the offer and sale of such Noteholder’s Amended Note and Note Shares in accordance with this Agreement.

(d) Such Noteholder understands that the certificates representing the Restricted Note Shares will bear the legend set forth in Section 6 hereof and understands that the Restricted Note Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.

(e) Such Noteholder has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to offer and sale of such Noteholder’s Amended Note and Note Shares in accordance with this Agreement which have been requested by such Noteholder. Such Noteholder has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Noteholder or its representatives shall modify, amend or affect such Noteholder’s right to rely on the Company’s representations and warranties contained herein.

Such Noteholder acknowledges that all of the documents filed by the Company with the SEC under Sections 13(a), 14(a) or 15(d) of the Exchange Act that have been posted on the SEC’s EDGAR site are available to such Noteholder.

(f) Such Noteholder is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act.

(g) Such Noteholder understands that its investment in such Noteholder’s Amended Note and Note Shares involves a high degree of risk. Such Noteholder is able to bear the risk of an investment in such Noteholder’s Amended Note and Note Shares including, without limitation, the risk of total loss of its investment. Such Noteholder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the issuance and sale of such Noteholder’s Amended Note and Note Shares in accordance with this Agreement. Such Noteholder is not relying on any advice or representation of the Company in connection with entering into this Agreement or the transactions contemplated hereunder or thereunder (other than the representations made by the Company in this Agreement) and has not received from the Company any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the performance of such Noteholder’s obligations hereunder.

(h) Such Noteholder is acquiring the Restricted Note Shares for its own account, not as nominee or agent, and not with a view towards distribution thereof, and such Noteholder has no present intention of selling, granting any participation in or otherwise distributing the same in violation of the Securities Act or any applicable state securities laws. Such Noteholder is acquiring the Restricted Note Shares in the ordinary course of its business. Such Noteholder does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Restricted Note Shares.

(i) Such Noteholder is not acquiring the Note Shares as a result of any advertisement, article, notice or other communication regarding the Note Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

5. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to each of the Noteholders as follows:

(a) The Company has all requisite corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally or general principles of equity.

(b) The Note Shares have been duly and validly authorized and, when issued in accordance with the terms of this Agreement and the Amended Notes, will be validly issued, fully paid and non-assessable and not subject to any preemptive rights or similar rights.

6. Legends. Each Noteholder understands that, unless and until such time as the Restricted Note Shares are registered in accordance with this Agreement or may be sold pursuant to Rule 144 of the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, each Restricted Note Share (and all securities issued in exchange therefor or in substitution thereof) shall bear a restricted security legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF (EACH, A “TRANSFER”) ONLY IF SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR IF SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AFTER PROVIDING AN OPINION OF COUNSEL TO SUCH EFFECT.”

7. Resale Registration.

(a) No later than December 9. 2019, the Company shall (i) file with the Securities and Exchange Commission, or (ii) have filed with the SEC, a resale registration statement (together with any New Resale Registration Statement (as defined below), the “Resale Registration Statement”) pursuant to Rule 415 under the Securities Act pursuant to which all of the Restricted Note Shares (the “Registrable Securities”) shall be included (on the initial filing or by supplement or amendment thereto) to enable the public resale on a delayed or continuous basis of the Registrable Securities by the Noteholders. The Company shall file the Resale Registration Statement on such form as the Company may then utilize under the rules of the SEC and use its best efforts to have the Resale Registration Statement declared effective under the Securities Act as soon as practicable, but in no event more than the earlier of: (A) 120 days following the date of the Closing, and (B) five business days after the date the Company receives written notification from the SEC that the Resale Registration Statement will not be reviewed. The Company agrees to use its best efforts to maintain the effectiveness of the Resale Registration Statement, including by filing any necessary post-effective amendments and prospectus supplements, or, alternatively, by filing one or more new registration statements (each, a “New Resale Registration Statement”) relating to the Registrable Securities as required by Rule 415 under the Securities Act, continuously until the date that is the earlier of (i) four (4) years following the date of effectiveness of the Resale Registration Statement, or (ii) the date on which the Noteholders no longer hold any Registrable Securities covered by such Resale Registration Statement.

8. Provisions Relating to Registration.

(a) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause (i) the Resale Registration Statement (as of the effective date of the Resale Registration Statement), any amendment thereof (as of the effective date thereof) or supplement thereto (as of its date), (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (ii) any related prospectus, preliminary prospectus and any amendment thereof or supplement thereto, as of its date, (1) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC, and (2) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, the Company shall have no such obligations or liabilities with respect to any written information pertaining to a Noteholder and furnished to the Company by or on behalf of such Noteholder specifically for inclusion therein.

(b) The Company shall notify the Noteholders: (i) when the Resale Registration Statement, or any amendment thereto has been filed with the SEC and when the Resale Registration Statement or any post-effective amendment thereto has become effective; (ii) of any request by the SEC for amendments or supplements to the Resale Registration Statement or the prospectus included therein or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Resale Registration Statement or the initiation of any proceedings for that purpose and of any other action, event or failure to act that would cause the Resale Registration Statement not to remain effective; and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose.

(c) As promptly as practicable after becoming aware of such event, the Company shall notify the Noteholders of the happening of any event (a “Suspension Event”), of which the Company has knowledge, as a result of which the prospectus included in the Resale Registration Statement as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Resale Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to a Noteholder as such Noteholder may reasonably request; provided, however, that, for not more than 45 consecutive trading days (or a total of not more than 120 trading days in any 12 month period), the Company may delay, to the extent permitted by and in a manner not in violation of applicable securities laws, the disclosure of material non-public information concerning the Company (as well as prospectus or Resale Registration Statement updating), the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company; provided, further, that, if the Resale Registration Statement was not filed on Form S-3, such number of days shall not include the 15 calendar days following the filing of any Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K, or other comparable form, for purposes of filing a post-effective amendment to the Resale Registration Statement.

(d) Upon a Suspension Event, the Company shall give written notice (a “Suspension Notice”) to the Noteholders to suspend sales of the affected Registrable Securities, and such notice shall state that such suspension shall continue only for so long as the Suspension Event or its effect is continuing and the Company is pursuing with reasonable diligence the completion of the matter giving rise to the Suspension Event or otherwise taking all reasonable steps to terminate suspension of the effectiveness or use of the Resale Registration Statement. In no event shall the Company, without the prior written consent of the applicable Noteholder, disclose to such Noteholder any of the facts or circumstances giving rise to the Suspension Event. No Noteholder shall effect any sales of the Registrable Securities pursuant to such Resale Registration Statement (or such filings), at any time after it has received a Suspension Notice and prior to receipt of an End of Suspension Notice. The Noteholders may resume effecting sales of the Registrable Securities under the Resale Registration Statement (or such filings), following further notice to such effect (an “End of Suspension Notice”) from the Company. This End of Suspension Notice shall be given by the Company to the Noteholders in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(e) Notwithstanding any provision herein to the contrary, if the Company gives a Suspension Notice pursuant to this Section 8 with respect to the Resale Registration Statement, the Company shall extend the period during which the Resale Registration Statement shall be maintained effective under this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Noteholders shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales.

(f) The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement. “Registration Expenses” shall mean any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses associated with a required listing of the Registrable Securities on any securities exchange; (iii) fees and expenses with respect to filings required to be made with an exchange or any securities industry self-regulatory body; (iv) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the underwriters or holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (v) printing, messenger, telephone and delivery expenses of the Company; (vi) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters, or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if such comfort letter or comfort letters is required by the managing underwriter); (vii) securities acts liability insurance, if the Company so desires; (viii) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (ix) the expense of any annual audit; and (x) the fees and expenses of any Person, including special experts, retained by the Company; provided, however that “Registration Expenses” shall not include underwriting fees, discounts or commissions attributable to the sale of the Registrable Securities or any legal fees and expenses of counsel to the Noteholders.

(g) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to include Registrable Securities in the Resale Registration Statement unless the Noteholder owning the Registrable Securities to be registered on the Resale Registration Statement, following reasonable advance written request by the Company, furnishes to the Company, at least 10 business days prior to the scheduled filing date of the Resale Registration Statement, an executed stockholder questionnaire in the form attached hereto as EXHIBIT B.

9. Indemnification with Respect to Registration

(a) In the event of the offer and sale of the Registrable Securities held by the Noteholders under the Securities Act, the Company agrees to indemnify and hold harmless each Noteholder and its directors, officers, employees, Affiliates and agents and each Person who controls such Noteholder within the meaning of the Securities Act or the Exchange Act (collectively, the “Noteholder Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof to which each Noteholder Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in the preliminary prospectus or other information that is deemed, under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (“Disclosure Package”), in the prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, and shall reimburse, as incurred, the Noteholder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in the Resale Registration Statement, the Disclosure Package, any prospectus or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information pertaining to a Noteholder and furnished to the Company by or on behalf of such Noteholder Indemnified Party specifically for inclusion therein; provided further, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Disclosure Package, where (A) such statement or omission had been eliminated or remedied in any subsequently filed amended prospectus or prospectus supplement (the Disclosure Package, together with such updated documents, the “Updated Disclosure Package”), the filing of which such Noteholder had been notified in accordance with the terms of this Agreement, (B) such Updated Disclosure Package was available at the time such Noteholder sold Registrable Securities under the Resale Registration Statement, (C) such Updated Disclosure Package was not furnished by such Noteholder to the Person asserting the loss, liability, claim, damage or liability, or an underwriter involved in the distribution of such Registrable Securities, at or prior to the time such furnishing is required by the Securities Act, and (D) the Updated Disclosure Package would have cured the defect giving rise to such loss, liability, claim, damage or action; and provided further, however, that this indemnity agreement will be in addition to any liability that the Company may otherwise have to such Noteholder Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Noteholder Indemnified Parties and shall survive the transfer of the Registrable Securities by any Noteholder.

(b) As a condition to including any Registrable Securities to be offered by a Noteholder in any registration statement filed pursuant to this Agreement, such Noteholder agrees to severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Resale Registration Statement, as well as any officers, employees, Affiliates and agents of the Company, and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (a “Company Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which a Company Indemnified Party may become subject under the Securities Act or the Exchange Act, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any Disclosure Package, prospectus or in any amendment thereof or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Disclosure Package or any prospectus, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Noteholder and furnished to the Company by or on behalf of such Noteholder specifically for inclusion therein; and, subject to the limitation immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Noteholder, or any such director, officer, employees, Affiliates and agents and shall survive the transfer of such Registrable Securities by such Noteholder, and such Noteholder shall reimburse the Company, and each such director, officer, employees, Affiliates and agents for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that the indemnity amount contained in this Section 9(b) shall in no event exceed the gross proceeds from the offering received by such Noteholder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employees, Affiliates and agents and shall survive the transfer by a Noteholder of such Registrable Securities.

(c) Promptly after receipt by a Noteholder Indemnified Party or a Company Indemnified Party (each, an “Indemnified Party”) of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from liability under Sections 9(a) or 9(b) unless and to the extent it did not otherwise learn of such action and the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if such Indemnified Party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), the reasonable fees and expenses of such Indemnified Party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any Indemnified Party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the Indemnified Party (not to be unreasonably withheld or delayed), effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party. If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an Indemnified Party under Sections 9(a) or 9(b), then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in Sections 9(a) or 9(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Noteholder or Noteholder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 9(c) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim that is the subject of this Section 9(c). The parties agree that it would not be just and equitable if contributions were determined by pro rata allocation (even if a Noteholder was treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding any other provision of this Section 9(c), no Noteholder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Noteholder from the sale of the Registrable Securities pursuant to the Resale Registration Statement exceeds the amount of damages that such Noteholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(d) The agreements contained in this Section 9 shall survive the sale of the Registrable Securities pursuant to the Resale Registration Statement, and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

10. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be given in accordance with Section 16 of the Securities Purchase Agreement.

11. Governing Law. This Agreement shall be construed under the laws of the State of California, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction. All actions or proceedings arising directly or indirectly from or in connection this Agreement shall be resolved in accordance with Section 10 of the Securities Purchase Agreement.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

13. Counterparts; “.pdf” copies. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a .pdf or other form of electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a .pdf or other form of electronic signature.

14. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

15. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

16. Amendment; Waiver; Consent. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by each of the parties hereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

17. Costs and Expenses. All expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

18. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

19. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Note Conversion Agreement as of the date first set forth above.
THE COMPANY:

SORRENTO THERAPEUTICS,INC.

By: /s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: President, Chief Executive Officer and        Chairman of the Board

IN WITNESS WHEREOF, the parties have executed this Note Conversion Agreement as of the date first set forth above.

NOTEHOLDER:

ASIA PACIFIC MEDTECH (BVI) LIMITED

By:/s/ Nana Gu

Name: Nana Gu

Title: Director

IN WITNESS WHEREOF, the parties have executed this Note Conversion Agreement as of the date first set forth above.

NOTEHOLDER:

FAMOUS SINO LIMITED

By: /s/ Guangze Wu

Name: Guangze Wu

Title: Director

IN WITNESS WHEREOF, the parties have executed this Note Conversion Agreement as of the date first set forth above.

NOTEHOLDER:

CHINA IN SHINE INVESTMENT LIMITED

By: /s/ Chit Fung

Name:Chit Fung

Title: Director

IN WITNESS WHEREOF, the parties have executed this Note Conversion Agreement as of the date first set forth above.

NOTEHOLDER:

HIMARK GROUP (HOLDINGS) COMPANY    LIMITED

By: /s/ Na O

Name: Na O

Title: Director

IN WITNESS WHEREOF, the parties have executed this Note Conversion Agreement as of the date first set forth above.

NOTEHOLDER:

SUCCESS INDICATOR INVESTMENTS       LIMITED

By: /s/ Kang Li

Name: Kang Li

Title: Director

IN WITNESS WHEREOF, the parties have executed this Note Conversion Agreement as of the date first set forth above.

NOTEHOLDER:

PIPELINE VENTURES,LLC

By: /s/ Patrick Lin

Name: Patrick Lin

Title: Partner

Exhibit A

Noteholders

Name	Principal Amount of Note Purchased	Accrued Interest (Through 11/8/19)	Total Principal and Interest	Note Shares	Registered Shares	Restricted Shares	Cash in Lieu of Fractional Shares
Asia Pacific MedTech (BVI) Limited	$10,000,000.00	$178,082.19	$10,178,082.19	5,987,107	1,426,024	4,561,083	$0.29
Famous Sino Limited	$5,610,000.00	$99,904.11	$5,709,904.11	3,358,767	800,000	2,558,767	$0.21
China In Shine Investment Limited	$7,713,750.00	$137,368.15	$7,851,118.15	4,618,304	1,100,000	3,518,304	$1.35
Himark Group (Holdings) Company Limited	$7,012,500.00	$124,880.14	$7,137,380.14	4,198,458	1,000,000	3,198,458	$1.54
Success Indicator Investments Limited	$7,012,500.00	$124,880.14	$7,137,380.14	4,198,458	1,000,000	3,198,458	$1.54
Pipeline Ventures, LLC	$500,000.00	$8,904.11	$508,904.11	299,355	71,301	228,054	$0.61
TOTAL	$37,848,750.00	$674,018.84	$38,522,768.84	22,660,449	5,397,325	17,263,124	$5.54

EXHIBIT B

FORM OF SELLING STOCKHOLDER QUESTIONNAIRE

SORRENTO THERAPEUTICS, INC.

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of Common Stock issued by Sorrento Therapeutics, Inc. upon conversion of convertible notes (the “Company”) understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Note Conversion Agreement, dated November 8, 2019, by and among the Company and the several signatories thereto (the “Note Conversion Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Note Conversion Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Note Conversion Agreement. Holders must complete and deliver this notice and questionnaire (“Notice and Questionnaire”) in order to be named as selling stockholders in the Prospectus. Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Part III(b) pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Note Conversion Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is materially accurate and complete:

QUESTIONNAIRE
PART 1. Name:

1.1 Full legal name of the Selling Stockholder:

1.2 Full legal name of the registered holder (if not the same as Part I(a) above) through which the Registrable Securities listed in Part III below are held:

1.3 Full legal name of any natural control person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the Registrable Securities listed in Part III below):

PART II. Notices to Selling Stockholder:

(a) Address:

(b) Telephone:

(c) Fax:

(d) Contact person:

(e) E-mail address of contact person:

PART III. Beneficial Ownership of Registrable Securities:

(a) Type and number of Registrable Securities beneficially owned:
_____________________________________________________
_____________________________________________________
_____________________________________________________

(b) Number of shares of Common Stock to be registered for resale pursuant to this Notice and Questionnaire:
_____________________________________________________
_____________________________________________________
_____________________________________________________

PART IV. Broker-Dealer Status:

(a) Are you a broker-dealer?
Yes No

(b) If you answered “yes” to Part IV(a) above, did you receive your Registrable  Securities as compensation for investment banking services provided to the Company?
Yes No

Note: If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Resale Registration Statement.

(c) Are you an affiliate of a broker-dealer?
Yes No

If you answered “yes”, provide a narrative explanation below:

(d) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any Person to distribute the Registrable Securities?
Yes No

Note: If you answered “no”, the SEC’s staff has indicated that you should be identified as an underwriter in the Resale Registration Statement.

PART V. Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Part V, the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Part III.
Type and amount of other securities beneficially owned:

PART VI. Relationships with the Company:

a.Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?
Yes No

a.If your response to Part VI(a) above is “yes”, please state the nature and duration of your relationship with the Company:

PART VII. Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A hereto, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder shall be delivered as set forth in the Note Conversion Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Parts I through VII above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Resale Registration Statement and Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with registration statements filed pursuant to the Note Conversion Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act.

The undersigned confirms that, to the best of his/her knowledge and belief, the foregoing answers to this Notice and Questionnaire are correct.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _____________
Selling Stockholder:

_______________________________________
Name of Entity or Individual

By:____________________________________
Name: _________________________________
Title: __________________________________

SCHEDULE 1

EXHIBIT A

NOTICE OF CONVERSION

Reference is made to that certain Convertible Promissory Note dated June 13, 2018 in the original principal amount of $______________________ issued to the undersigned by Sorrento Therapeutics, Inc., a Delaware corporation (the “Company”), as amended by that certain Note Conversion Agreement, dated as of November 8, 2019, by and among the Company, the undersigned and certain other holders of convertible promissory notes issued by the Company (as may be amended or restated from time to time, the “Note”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Note.

Pursuant to Section 6 of the Note, the undersigned hereby irrevocably elects to convert the full Principal Amount of the Note outstanding on the date hereof, plus all accrued but unpaid interest on the Principal Amount of the Note being converted, into shares of Common Stock (“Conversion Shares”) at the Conversion Price in effect on the date hereof and on the terms and subject to the conditions set forth in Section 6 of the Note.

If the Conversion Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to undersigned for any conversion except as provided herein.

Name of Purchaser: __________________________________

____________________________

By: _______________________________________________

Name: _____________________________________________      _____________________________________________

Title: ______________________________________________

Date: ______________________________________________

Address to which certificates representing Conversion Shares      and any check for fractional shares should be delivered:
__________________________________________________
___________________________________________
__________________________________________________
___________________________________________
__________________________________________________